SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant
Check the appropriate box:

           [X] Preliminary Proxy Statement
                                               Confidential, for Use of the
                                               Commission  Only (as permitted by
                                               Rule 14a-6(e)(2))
           Definitive Proxy Statement

             Definitive Additional Materials
             Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

                              NETWOLVES CORPORATION
--------------------------------------------------------------------------------


                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
    X          No fee required.
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          0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                              NETWOLVES CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 6, 2007


To our Shareholders:

     An annual meeting of shareholders will be held at our offices at 4805 Independence Parkway, Suite 101, Tampa, Florida 33634 on Wednesday, June 6, 2007 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1.   To elect two directors;

     2. Approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock to 95,000,000 as set forth in Exhibit A;

     3. Ratification of the appointment of Marcum & Kliegman LLP as our independent certified public accountants for the fiscal year ending June 30, 2007; and

     4.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a shareholder of record at the close of business on April 16, 2007, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to shareholders on or about April 24, 2007.

                                  By Order of the Board of Directors,

                                           MICHAEL R. ROCQUE
                                        Chief Executive Officer
Dated:  April 24, 2007
Tampa, Florida

                              NETWOLVES CORPORATION
                            4805 Independence Parkway
                              Tampa, Florida 33634


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  June 6, 2007


     Our Annual Meeting of Shareholders will be held on Wednesday, June 6, 2007 at 4805 Independence Parkway, Suite 101, Tampa, Florida 33634 at 10:00 a.m. This proxy statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to shareholders on or about April 24, 2007.

                                ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

     o    election of two directors;
     o    approval  of an  amendment  to our  Certificate  of  Incorporation  to
          increase  the   authorized   number  of  shares  of  common  stock  to
          95,000,000;
     o ratification of the appointment of Marcum & Kliegman LLP as our independent certified public accountants for the fiscal year ending June 30, 2007.

In addition, our management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on April 16, 2007. Each share of common stock is entitled to one vote. Each share of Series A and Series B Stock is entitled to ten votes and each share of Series C Stock is entitled to fifteen votes.

How do I vote?

You can vote in two ways:

     o    by attending the meeting in person and voting; or
     o    by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the two directors; FOR the approval of the increase in authorized shares of common stock; and FOR the ratification of the appointment of Marcum & Kliegman LLP as our independent certified public accountants for fiscal 2007.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co., 800-937-5449.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors and appointment of auditors. Shares represented by proxies designated as broker non-votes are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors and appointment of auditors, as this matter is considered "routine" under the applicable rules. Broker non-votes occur when a broker nominee (which has voted on one or more matters at a meeting) does not vote on one or more other matters at a meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Shares represented by proxies marked as abstentions will also be treated as present for purposes of determining the outcome of a vote on any matter, but will not serve as a vote "for" or "against" any matter. Shares represented by proxies designated as broker non-votes, however, will not be treated as present for purposes of determining the outcome of a vote on any matter. The approval of the amendment to the Certificate of Incorporation to increase our authorized shares of common stock is not a "routine" matter.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of the combined voting power of our common stock and Series A Stock, Series B Stock and Series C Stock as of April 16, 2007 must be present at the meeting. This is referred to as a quorum. On April 16, 2007 there were __________ shares outstanding of common stock and entitled to vote, _______ shares of Series A Preferred Stock ("Series A Stock"), _______ shares of Series B Preferred Stock ("Series B Stock"), and ______ shares of Series C Preferred Stock ("Series C Stock") entitled to vote. Each share of common stock entitles the holder to one vote per share, each share of Series A Stock and Series B Stock entitles the holder to ten votes per share and each share of Series C Stock entitles the holder to fifteen votes per share with holders of common stock, Series A Stock, Series B Stock and Series C Stock voting together as a single class.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast. Shares not voted will have no effect on the vote for election of directors. The affirmative vote of a majority of the combined voting power of our common stock, Series A Stock, Series B Stock and Series C Stock entitled to vote on the item is required for approval of the amendment to the Certificate of Incorporation to increase the authorized shares of common stock. The affirmative vote of a majority of the combined voting power of our common stock, Series A Stock, Series B Stock and Series C Stock present in person or by proxy and entitled to vote on the item is required for the ratification of the appointment of our independent certified public accounting firm. A properly executed proxy marked "ABSTAIN" with respect to the amendment to the Certificate of Incorporation will be counted as a vote against this proposal.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Our by-laws provide for a board of directors consisting of not less than three nor more than seven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our board of directors now consists of six directors. At each annual meeting of shareholders, directors constituting a class are elected for staggered three year terms. The current Board of Directors and the nominee to the Board are set forth below.

         Class I Class II Class III (To serve until the Annual (To serve until the Annual (To serve until the Annual Meeting of Shareholders Meeting of Shareholders Meeting of Shareholders

         Class I                          Class II                      Class III
         -------                          --------                      ---------
(To serve until the Annual      (To serve until the Annual       (To serve until the Annual
Meeting of Shareholders         Meeting of Shareholders           Meeting of Shareholders
        for 2009)                        for 2007)                      for 2008)
--------------------------      --------------------------        -------------------------
Fassil Gabremariam (1)(3)(4)     Myron Levy (1)(2)(3)                Michael R. Rocque
Gerald A. Gagliardi (2)(4)       Walter R. Groteke                   Peter C. Castle

(1)      Member of Audit Committee
(2)      Member of Compensation Committee
(3)      Member of Nominating Committee
(4)      Member of Corporate Governance Committee

     Messrs. Fassil Gabremariam and Gerald A. Gagliardi are to be elected at this Annual Meeting to hold office until the Annual Meeting of Shareholders for 2009 or until their successors are duly elected and qualified.

     Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees unless they are unavailable, in which case such shares will be voted for substitute nominees designated by the board of directors. We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve.

     Myron Levy (65) has been a director of the Company since November 2000. He is chairman of our audit committee and is a member of our compensation and nominating committees. Mr. Levy is a certified public accountant and was President of Herley Industries, Inc., a Nasdaq National Market Company, from June 1993 to July 2001, Chief Executive Officer since July 2001 and Chairman and Chief Executive Officer since June 2006. He has been employed by Herley since

October 1988. For the ten years prior to joining  Herley,  Mr. Levy was employed
in  various   executive   capacities,   including   Vice  President  of  Griffon
Corporation, a New York Stock Exchange company.

     Walter R. Groteke (60) has been a director of the Company since February 1999 and Vice President - Sales and Marketing since August 1998. From 1995 through July 1998, Mr. Groteke was a regional and district sales manager for GTE Florida and GTE Communications Corporation. Mr. Groteke founded Hawk Telecom in 1975 and was President until its sale in 1994.

     Fassil Gabremariam (60) has been a director of the Company since January 2003. He is chairman of our corporate governance committee and is a member of the audit and nominating committees. Prior to joining us, Mr. Gabremariam served as Vice President of Finance with GTE Corporation for 25 years both in domestic and international assignments including manufacturing, auditing, information technology and telecommunication services. Mr. Gabremariam is a highly respected member of the Tampa Bay community. In 1994 he was appointed Commissioner of the Tampa Port Authority and was re-appointed in 1999 by Governor Jeb Bush where he served until 2001. He has served on several prestigious boards including the Technology Board of Enterprise Florida, the Merchants Association, the
University Community Hospital, and The United Way. Mr. Gabremariam is also a member of the Board of Trustees of the University of Tampa, the Council on Foreign Relations, and the Society of International Business Fellows. In October 2002, he was appointed by the Federal Reserve in Washington D.C. to a three-year term as Board Member of the Jacksonville branch of the Federal Reserve representing north central Florida.

     Gerald A. Gagliardi (59), has been a director of the Company since April 2006. He is chairman of our compensation committee and a member of the corporate goverance committee. He was Senior Vice President, Worldwide Customer Services of NCR Corporation from February 2001 until his retirement in March 2006. In this capacity, he was responsible for worldwide customer services, a unit with operations in 130 countries, employing over 13,000 permanent and part time employees. Worldwide Customer Services generates over $2.0 billion in hardware and software maintenance, outsourcing and professional services. From July 2000 until February 2001, Mr. Gagliardi served as a consultant for E.M. Warburg Pincus & Co., LLC, evaluating investments and providing managerial assistance within the Warburg Pincus portfolios. Mr. Gagliardi has had extensive experience in the IT Industry, with 28 years of service at Unisys (Burroughs Corporation) where he served as Executive Vice President and President of Global Customer Service. He also served as CEO and President of Inacom Corporation. Mr.
Gagliardi has received various awards during his career, including the Chairman's "Pinnacle of Excellence" award while at Unisys, which had been awarded to only thirteen persons in that company's 100 year history.

     Michael R. Rocque (47), has been our Chief Executive Officer since December 2006 and a director of the Company since April, 2006. He has been the President of Leading Strategies, Inc. since July 2000, a company which he founded. Leading Strategies, Inc. is a firm focused on providing interim executive management to diverse business organizations for the effective management of rapid growth, crisis situations and dynamic change. Since its inception, Leading Strategies has been involved in several successful engagements including deployment to Iraq as part of a consortium of infrastructure development partners working for the U.S. Government to organize and execute the installation of medical equipment into 150 primary healthcare clinics across Iraq. Leading Strategies, Inc. is also currently engaged with Adirondack Technology Partners for the purpose of commercializing university derived and incubating technology through the formation of new companies to create employment and improve economic development in New York State. For approximately 20 years prior thereto until his retirement in 2000, Mr. Rocque distinguished himself as an officer in the U.S. Army. Mr.

Rocque served in the Delta Force, the highest priority combat unit in the U.S. Army, for in excess of 15 years and prior thereto served in the Green Berets. From September 1997 to July 1999, as a Lieutenant Colonel, he was commander of a special operations squadron in Delta Force, responsible for training, equipping, deploying and leading the squadron anywhere in the world immediately upon notification from the President of the United States and the Secretary of Defense. From July 1999 until his retirement in August 2000, he was Chief, Readiness Evaluation Program for the Commanding General of the U.S. Army Special Forces Command. His overall responsibility was to direct, devise and coordinate a comprehensive evaluation program for the five active duty Special Forces Groups in the U.S. Army. Mr. Rocque was appointed Acting Chief Executive Officer upon the resignation of Walter M. Groteke on December 4, 2006.

     Peter C. Castle (38), has been a director of the Company since October 2006, our Chief Financial Officer since 2001, Vice President-Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary since August 1999. From 1996 through July 1998, Mr. Castle was the Southeast Regional Finance Manager for Magellan Health Service, Inc., a $1.6 billion managed behavioral care company based in Georgia. Prior thereto, Mr. Castle was the Controller for Physician's Care Network of NY, Inc.

Board Committees

     Audit Committee and Audit Committee Financial Expert

     The Board has a standing audit committee. The Board has affirmatively determined that each director who serves on the Audit Committee is independent, as the term is defined by applicable Securities and Exchange Commission ("SEC") rules. The audit committee currently consists of Fassil Gabremariam and Myron Levy. The members of the audit committee have substantial experience in assessing the performance of companies, gained as members of the Company's board of directors and audit committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. However, none of them keep current on all aspects of generally accepted accounting principles. Accordingly, the board of directors does not consider any of them to be a financial expert as that term is defined in applicable regulations. Nevertheless, the board of directors believes that they competently perform the functions required of them as members of the audit committee and, given their backgrounds, it would not be in the best interest of the Company to replace any of them with another person to qualify a member of the audit committee as a financial expert.

     The audit committee regularly meets with our independent registered public accounting firm outside the presence of management.

     Compensation Committee

     Our compensation committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year, and administers our stock-based benefit plans. The compensation committee currently consists of Myron Levy and Gerald A. Gagliardi. Each member of the compensation committee is a director who is not employed by us or any of our affiliates, and is an independent director under applicable SEC rules.

     Nominating Committee

     Our nominating committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates, nominates and recommends individuals for membership on our Board and committees thereof. When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. Each member of the nominating committee is an independent director under applicable SEC rules. The committee currently consists of Messrs. Gabremariam and Levy.

     Corporate Governance Committee

     Our corporate governance committee monitors developments in corporate governance and makes recommendations to the Board of Directors regarding new principles that should be adopted to ensure that we meet our objective of exemplary corporate governance. The committee currently consists of Messrs. Gabremariam and Gagliardi.

Directors' Compensation

     During fiscal 2006, directors who are not our employees received an annual fee of $50,000 payable in cash or our stock and a fee of $1,500 for each board of directors or committee meeting attended in person or $750 of attended telephonically. During the fiscal year ended June 30, 2006, there were:

     o        three meetings of the Board of Directors
     o        seven meetings of the Audit Committee
     o        two meetings of the Compensation Committee

Shareholder Communications

     Mail can be addressed to directors in care of the Office of the Secretary, NetWolves Corporation, 4805 Independence Parkway, Suite 101, Tampa, Florida 33634. At the direction of the board of directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "Outside Directors," "Independent Directors," "Non Employee Directors" or "Non Management Directors" will be forwarded or delivered to each of the non-employee directors. Mail addressed to the "Board of Directors" will be forwarded or delivered to Michael R. Rocque.

                                 STOCK OWNERSHIP

     The following table sets forth the beneficial ownership of shares of voting stock of NetWolves, as of December 31, 2006, of (i) each person known to us to beneficially own 5% or more of the shares of any class of our voting securities, based solely on filings with the Securities and Exchange Commission and information provided by these owners, (ii) each of our executive officers and directors currently and during fiscal 2006 and (iii) all our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

---------------------------- ----------------------- --------------------- -------------------- -----------------------


                               Shares of Series A     Shares of Series B   Shares of Series C
          Name of            Convertible Preferred       Convertible           Convertible            Shares of
     Beneficial Owner                Stock             Preferred Stock       Preferred Stock         Common Stock
                                       (1)                   (1)                   (1)                   (1)

---------------------------- ----------------------- --------------------- -------------------- -----------------------
                             Amount       Percent    Amount     Percent    Amount     Percent   Amount        Percent
                             of Shares    of Class   of Shares  of Class   of Shares  of Class  of Shares     of Class
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Triage Management LLC            111,979      56.0%     32,872      17.0%                       1,634,123(2)      1.3%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Walter M. Groteke                                                                               2,451,564(3)      7.4%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Walter R. Groteke                                                                               1,212,500(4)      3.5%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Peter C. Castle                                                                                 1,411,100(5)      4.0%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Scott E. Foote                                                                                    640,000(6)      1.9%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Ryan Kelly                                                                                        400,000(7)      1.2%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Fassil Gabremariam                                                                                525,000(8)      1.5%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Gerald Gagliardi                                                                                  400,000(9)      1.2%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Myron Levy                                                                                        530,000(10)     1.5%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Michael R. Rocque                                                                                 450,000(11)     1.3%
---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
Executive officers and
directors as a group (8
persons)                                                                                        5,568,600         14.8%

---------------------------- ------------ ---------- ---------- ---------- ---------- --------- ------------- ---------
         * less than one percent (1%) unless otherwise indicated.


(1) Except as otherwise noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock and preferred stock. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are options or warrants deemed outstanding for computing the percentage of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person or group. Each share of Series A Stock is currently convertible into 18.75 shares of common stock; each share of Series B Stock is currently convertible into 20 shares of common stock; and each share of Series C Stock is currently convertible into 60 shares of common stock.

(2)  Includes 462,247 shares of our common stock and 1,171,876 of our warrants

(3) Includes an option to purchase 500,000 shares of common stock at $1.20 per share and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

(4) Includes an option to purchase 250,000 shares of common stock at $1.20 per share and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

                                       7

(5) Includes a warrant to purchase 65,000 shares of common stock at $12.00 per share, an option to purchase 40,000 shares of common stock at $5.00 per share, an option to purchase 250,000 shares at $1.20 per share, and an option to purchase 400,000 shares at $0.16 per share.

(6) Includes an option to purchase 100,000 shares of common stock at $1.00 per share, and an option to purchase 300,000 shares at $0.16 per share.

(7) Includes an option to purchase 100,000 shares of common stock at $1.00 per share, and an option to purchase 150,000 shares at $0.16 per share.

(8) Includes an option to purchase 50,000 shares of common stock at $1.00 per share, an option to purchase 150,000 shares of common stock at $.15 per share, and an option to purchase 200,000 shares at $0.16 per share.

(9) Includes a warrant issued to purchase 50,000 shares of common stock at $0.75 per share, an option to purchase 150,000 shares of common stock at $0.15 per share, and an option to purchase 200,000 shares at $0.16 per share.

(10) Includes a warrant issued to purchase 50,000 shares of common stock at $5.00 per share, an option to purchase 150,000 shares of common stock at $0.15 per share and an option to purchase 200,000 shares of common stock at $0.16 per share.

(11) Includes an option to purchase 150,000 shares of common stock at $.15 per share and an option to purchase 300,000 shares at $0.16 per share.

                                   MANAGEMENT

Our Officers

         Our officers currently are:

    Name           Age  Position
    ----           ---  --------
Michael R. Rocque   47  Chief Executive Officer and Director
Scott E. Foote      45  President
Walter R. Groteke   60  Executive Vice President and Director
Peter C. Castle     38  Chief Financial Officer, Vice President -
                        Finance, Treasurer and Secretary
Ryan Kelly          40  Vice President
Leonard Luttinger   57  Vice President

     Scott E. Foote has been Acting President of NetWolves since October 2006. He was Vice President from June 2003 to October 2006 and has been President of NetWolves Network Services since the company's acquisition in July 2002. Prior to NetWolves, Mr. Foote held a number of positions at Norstan Network Services, Inc. (NNSI), including Business Segment Director, Director of Operations, Director of Product Development and National Account Manager. Prior to NNSI, Mr. Foote was the Chief Operating Officer and Vice President of Membership Development for Telecommunications Cooperative Network (TCN), where he managed the day to day operations including sales, marketing, finance and information technology. Mr. Foote was appointed Acting President upon the resignation of Walter M. Groteke on December 4, 2006.

     Ryan Kelly joined NetWolves in December 2002 and serves as Vice President of Sales for NetWolves Global Services where he is responsible for establishing new business opportunities with Fortune 1000 enterprises. For more than five years prior to joining NetWolves, Mr. Kelly was a leading Sales Manager at WorldCom where he was recognized as the top NY regional sales manager for the two years prior to joining NetWolves. Mr. Kelly also received multiple President`s Club and Inner Circle awards during his ten years at WorldCom.

     Leonard   Luttinger  joined  NetWolves  in  November  2000.  His  principal responsibilities include the development of marketing strategies and their implementation by NetWolves' direct sales force and sales agents. Mr. Luttinger is also responsible for intellectual property legal affairs, technical support services and serves in a NetWolves management capacity for TSG Operations. Prior to NetWolves, Mr. Luttinger was the founder of Granite Technologies and founder and director of NetSmart Technologies, Inc. He is also a 25 year veteran of Burroughs (Unisys) where he held increasingly responsible positions in systems engineering, sales and marketing, product development and professional services management.

Executive Compensation

     The following table sets forth the annual and long-term compensation with regard to the Chairman/Chief Executive Officer and each of the other four highest paid executive officers of the Company who received more than $100,000 for services rendered for the year ended June 30, 2006.

                           Summary Compensation Table

                                                                Annual Compensation               Long Term Compensation
                                                                -------------------               ----------------------
                                                                                                                 Securities
                                                                                                  Restricted     underlying
                                           Fiscal                               Other annual        stock         options/
     Name and principal position            year      Salary(6)      Bonus     compensation(4)     awards(5)      warrants
     ---------------------------            ----      ---------      -----     ---------------     ---------      --------
Walter M. Groteke                           2006     $298,331(1)       -              -                -             -
Chairman and Chief  Executive               2005     $309,775          -              -              $228,000        -
Officer                                     2004     $349,000          -              -                -             -
                                            2003     $275,000          -              -              $715,500     500,000

Walter R. Groteke                           2006     $175,000(2)       -              -                -             -
Senior Vice President                       2005     $175,000          -              -              $114,000        -
                                            2004     $175,000          -              -                -             -
                                            2003     $175,000          -              -              $344,500     250,000

Peter C. Castle                             2006     $175,000(3)       -              -                -             -
Treasurer, Secretary; Chief Financial       2005     $175,000          -              -              $114,000        -
Officer and Vice President-Finance          2004     $150,000          -              -                -             -
                                            2003     $150,000          -              -              $344,500     250,000

Scott Foote                                 2006    $150,000           -              -                -             -
Vice                                        2005    $150,000           -              -               $57,000        -
President
                                            2004    $150,000        35,000            -                -             -
                                            2003    $150,000        92,577            -               $79,500     100,000

Ryan Kelly                                  2006    $150,000        58,805            -                -             -
Vice President                              2005    $150,000        87,754            -               $57,000        -
                                            2004    $150,000        76,660            -                -             -
                                            2003    $150,000        52,113            -                -          100,000

     (1) This amount includes $17,188 payable under his employment agreement which has been indefinitely deferred. Mr. Groteke's resignation as our Chairman and Chief Executive Officer was accepted by the Board of Directors on December 4, 2006.
     (2) This amount includes $10,938 payable under his employment agreement which has been indefinitely deferred.
     (3) This amount includes $10,938 payable under his employment agreement which has been indefinitely deferred.
     (4) Other annual compensation excludes certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary disclosed in the table for the respective officer.
     (5) In fiscal 2005 and 2003, we granted an aggregate of 1,875,000 and 1,484,000, respectively, of restricted common stock awards to executive officers, which vest immediately.
     (6) Salary includes amounts for cost of living increases paid and amounts accrued.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides information regarding value realized from options exercised during fiscal 2006 and unexercised options held as of June 30, 2006 by our Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 in fiscal 2006. The value of unexercised in-the-money options is calculated at June 30, 2006.

                                                        Number of securities         Value of unexercised
                                                       underlying unexercised           in-the-money
                         Shares                          options at fiscal            options at fiscal
                         acquired on      Value             year end (#)                 year end (1)
Name                     exercise(#)     realized ($) Exercisable   Unexercisable  Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------------------------
Walter M. Groteke          -                -           700,000           -         $  -         $   -
Walter R. Groteke          -                -           450,000           -            -             -
Peter C. Castle            -                -           355,000           -            -             -
Scott Foote                -                -           100,000           -            -             -
Ryan Kelly                 -                -           100,000           -            -             -

(1) The value of the Company's common stock on June 30, 2006 was $0.10.

(1) The value of the Company's common stock on June 30, 2006 was $0.10.

Employment Agreements

     The Company has entered into employment agreements dated as of July 1, 2004 with certain members of its executive management team. All of the employment agreements provide for certain payments following death or disability, for certain fringe benefits such as reimbursement for reasonable expenses and participation in medical plans, and for accelerated payments in the event of change of control of the Company. The specific terms are as follows:

     o The agreement with the Chief Executive Officer was for a term of five years at an annual salary of $275,000 subject to cost of living increments. On July 1, 2004, a new agreement was entered into for a term of six years, terminating on July 1, 2010, at an annual salary of $275,000 subject to cost of living increments. As further discussed below, at a meeting of the Board of Directors held on December 4, 2006, the Company accepted the resignation of Walter M. Groteke as Chairman, Chief Executive Officer and a director of the Company, effective immediately. As previously reported, a committee has been appointed to search for candidates for the position of Chief Executive Officer. In the interim, Michael R. Rocque, a director of the Company, has been appointed as our Acting Chief Executive Officer.


     o The agreement with the Senior Vice President is for a term of three years, subject to two additional one-year extensions, at an annual salary of $175,000. On July 1, 2004, a new agreement was entered into for a term of five years, terminating on July 1, 2009 and subject to additional one-year extensions at an annual salary of $175,000.


     o The agreement with the Chief Financial Officer is for a term of three years, subject to two additional one-year extensions, at an annual salary of $150,000. On July 1, 2004, a new agreement was entered into for a term of five years, terminating on July 1, 2009 and subject to additional one-year extensions, at an annual salary of $175,000.

     o As part of the plan to reduce certain expenses of the Company the Senior Vice President and Chief Financial Officer voluntarily accepted pay reductions of 50% of their current pay. This amount is net of an existing 15% deferment and commenced February 1, 2007. This reduction will only be reinstated to its original amount by the consent of the Company's Board of Directors.


Equity Compensation Plan Information

     We maintain various stock plans under which options vest and shares are awarded at the discretion of our board of directors or its compensation committee. The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of grant. The term of each option is generally three to ten years and is determined at the time of grant by our board of directors or its compensation committee. The participants in these plans are officers, directors and employees of the company and its subsidiaries or affiliates. The following is as of June 30, 2006, our last fiscal year end.

------------------------------- ----------------------------- ----------------------------- -----------------------------
                                (a)                           (b)                           (c)
------------------------------- ----------------------------- ----------------------------- -----------------------------
Plan category                   Number of                     Weighted-                     Number of securities
                                Securities to be              average exercise              remaining available for
                                issued upon                   price of                      future issuance under
                                exercise of outstanding       outstanding                   equity compensation
                                options, warrants             options, warrants             plans (excluding
                                and rights                    and rights                    securities reflected in
                                                                                            column (a))
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity
compensation                             9,932,500                        1.27                       4,833,300
plans approved
by security
holders
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity
compensation                                None
plans not
approved by
security  holders
------------------------------- ----------------------------- ----------------------------- -----------------------------
Total                                    9,932,500                        1.27                       4,833,300
------------------------------- ----------------------------- ----------------------------- -----------------------------

Limitation on Liability of Officers and Directors

     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by New York law.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2006, our compensation committee consisted of Messrs. Gabremariam, Levy and Rocque. None of these persons were officers or employees during fiscal 2006.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy-soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the compensation committee of our Board of Directors, subject to applicable employment agreements. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2006 is furnished by the directors who comprised the compensation committee during fiscal 2006.

General Compensation Policy

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

Determining Executive Officer Compensation

     Restricted stock and stock options are granted to employees, including our executive officers, by the compensation committee under our Stock Plans. The committee believes that restricted stock and stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares and options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the compensation committee, have the greatest potential impact on our profitability and growth. Previous grants of restricted stock and stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     For fiscal 2006, the compensation committee did not award any restricted stocks or options to our executive officers.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

     The compensation committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the compensation committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     For fiscal 2006, the compensation committee did not award any restricted stock or options to our former Chairman and Chief Executive Officer, Walter M. Groteke.

     Our compensation committee for fiscal 2006:

                  Michael R. Rocque, Chairman
                  Myron Levy
                  Fassil Gabremariam


                             AUDIT COMMITTEE REPORT

     The board of directors has appointed an audit committee consisting of non-employee directors. The current members of the audit committee satisfy the independence requirements and other established criteria by Nasdaq Stock Market, Inc. listing standards.

     As required by its written charter, which sets forth its responsibilities and duties, the audit committee reviewed and discussed our financial statements as of and for the year ended June 30, 2006 with management. A copy of the charter is attached as Exhibit "A" to this Proxy Statement.

     The audit committee reviewed and discussed with representatives of Marcum & Kliegman LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The audit committee has also received and reviewed the written disclosures and the letter from Marcum & Kliegman LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Marcum & Kliegman LLP their independence.

     The audit committee has also reviewed and discussed the fees paid to Marcum & Kliegman LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Marcum & Kliegman LLP's independence and concluded that it is.

     The audit committee for fiscal 2006:

                  Myron Levy, Chairman
                  Fassil Gabremariam
                  Gerald Gagliardi


                                   AUDIT FEES

Audit Fees

     For fiscal 2006 and 2005 Marcum & Kliegman LLP's audit fees were approximately $100,000 and $237,000, respectively, and their fees for review of the interim financial statements were approximately $45,000 and $91,000, respectively.

Audit Related Fees

     Marcum & Kliegman LLP did not render any audit related services in fiscal 2006 or 2005.

All Other Fees

     Marcum & Kliegman LLP did not render any other services during fiscal 2006.

Tax Fees

     Marcum & Kliegman LLP did not render any tax services in fiscal 2006 or 2005.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2005.


                                  PROPOSAL TWO

                         APPROVAL OF AN AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

Introduction

     The Board of Directors has proposed and recommended to its shareholders a proposal which authorizes the Board in its discretion to file an amended Certificate of Incorporation which amends Article FOURTH of the Certificate of Incorporation to increase the total number of shares of common stock which the Company has authority to issue from 65,000,000 shares to 95,000,000 shares, par value $.0033 per share. This proposed amendment to the Company's Certificate of Incorporation is set forth in Exhibit "B" annexed hereto.

Purpose of Increasing  the Number of Authorized Shares of Common Stock

     The Company currently has 34,109,713 shares of common stock issued and outstanding and 8,658,761 are reserved for issuance upon conversion of outstanding preferred stock. The Company also has reserved approximately 7,687,950 shares for issuance upon exercise of outstanding warrants and options. The issuance and reserve of a substantial number of shares of common stock in connection with conversion of the Series A Stock, Series B Stock and Series C Stock, as well as the reserve of shares of common stock for issuance upon exercise of outstanding warrants and options has significantly decreased the number of shares of common stock presently available for further issuance. The authorization of an additional 30,000,000 shares of common stock is intended to provide to the Company sufficient authorized shares of common stock for possible acquisitions, refinancing, exchange of securities, public and private offerings and other corporate purposes including the issuance of shares or options to attract and retain key personnel.

     The Board of Directors, which recommends approval of this amendment, believes that based on its current stock price it is necessary for the Company to be in a position to issue substantial additional common stock to raise necessary working capital without the delay of calling a shareholders' meeting or seeking written consents in lieu thereof if one or more suitable opportunities present themselves to the Company. Our management currently intends to engage in a private or public offering, subject to approval of this amendment. However, it currently has no arrangements, agreements or undertakings for the issuance of the additional shares.

     Common stock can be authorized to be issued in the discretion of the Board of Directors without shareholder approval of each issuance. After this proposal is approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock. If applicable law or regulation does not require shareholder approval as a condition to the issuance of such shares in any particular transaction, it is expected that such approval will not be sought. The Company may fund its existing obligations by raising capital through the sale of shares of common stock. Any increase in the number of shares authorized or outstanding shares of common stock may depress the price of shares and impair the liquidity of shareholders. In addition, the issuance may be on terms that are dilutive to shareholders. Issuance of additional shares also could have the effect of diluting the earnings per share and book value per share of shares outstanding. The proportionately larger spread between authorized shares and outstanding shares also might be used to decrease the percentage of stock ownership or voting rights of persons seeking to obtain control of the Company; and this anti-takeover effect could benefit incumbent management at the expense of the shareholders.

     The following table sets forth as of December 31, 2006, the approximate number of shares of common stock authorized, outstanding, reserved and available for issuance. The table further sets forth the approximate number of shares which will be available for issuance if this amendment is approved.

                                                                                                Available for
                                                                                 Available      Issuance upon
                                                                                   for           Approval of
                            Authorized       Outstanding         Reserved(1)     Issuance         Amendment
                            ----------       -----------         ----------      --------       -------------

  Common Stock. . . . .     65,000,000       34,109,713          16,346,711      14,543,576        44,543,576

  -------
(1) Includes shares of common stock issuable upon conversion of preferred stock and exercise of outstanding stock options and warrants.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the combined voting power of our common stock, Series A Stock, Series B Stock and Series C Stock. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its shareholders and recommends a vote FOR its adoption. The Board believes that without the ability to sell additional shares of its common stock, the execution of its business plan will be substantially impaired. Proxies received will be voted in favor of the proposed amendment unless otherwise indicated. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

     We recommend a vote FOR approval of the amendment to the Certificate of Incorporation to increase authorized shares of common stock.

                                 PROPOSAL THREE

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, recommends that the shareholders approve the appointment of Marcum & Kliegman LLP as our Company's independent certified public accounting firm to audit our financial statements for the fiscal year ending June 30, 2007.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the combined voting power of our common stock, Series A Stock, Series B Stock and Series C Stock in person or by proxy and entitled to vote on this proposal. The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum & Kliegman LLP as our independent certified public accountants.

                              FINANCIAL STATEMENTS

     Copies of our annual report to shareholders for the fiscal year ended June 30, 2006 have been provided to all shareholders as of the Record Date. Shareholders are referred to the reports for financial and other information about us, but such reports are not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     We must receive shareholder proposals with respect to our next annual meeting of shareholders no later than October 31, 2007 to be considered for inclusion in our next Proxy Statement.

                                    By Order of the Board of Directors,

                                            MICHAEL R. ROCQUE
                                         Chief Executive Officer

Dated:   April 24, 2007
Tampa, Florida

                                                                       Exhibit A
                                                                       ---------
                              NETWOLVES CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                         ------------------------------




I.   Audit Committee Purpose

     The Audit  Committee  is  appointed by the Board of Directors to assist the
Board  in  fulfilling  the  Board's   oversight   responsibilities.   The  Audit
Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial statements and the performance of its systems of internal controls regarding finance and accounting.

     o    Monitor   the   Company's   compliance   with  legal  and   regulatory
          requirements.

     o Monitor the qualifications, independence and performance of the Company's independent auditors.

     o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of such number of directors as determined by the Board, each of whom shall be an independent director, as such is defined by any rule or regulation prescribed by the SEC, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

     Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III. Audit Committee Responsibilities and Duties

     1. Overseeing the internal audit function and reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

     2. Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

     3. Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

     4. Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by:

          (a)  reviewing  the  independent   auditors'   proposed  audit  scope,
               approach and independence;

          (b) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them;

          (c) reviewing the independent auditors' peer review conducted every three years;

          (d) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

          (e) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

          (f) reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC.

     5. Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements including the Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews.

     6. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

     7. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release.

     8. Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities.

     9. Reviewing, approving and monitoring the Company's code of ethics for its senior officers.

     10. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act.

     11. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

     12. Providing oversight and review at least annually of the Company's risk management policies, including its investment policies.

     13. Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors.

     14. Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

     16. Reviewing related party transactions for potential conflicts of interest.

     17. Reviewing and reassessing the adequacy of its formal written charter on an annual basis.

     18. Performing other oversight functions as requested by the full Board of Directors.

Other Audit Committee Responsibilities
--------------------------------------

     19. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     20. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Ethics.

                                                                       Exhibit B
                                                                       ---------
                       PROPOSED AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
                   INCREASING THE NUMBER OF AUTHORIZED SHARES
                                 OF COMMON STOCK


     The following sets forth the changes to Article FOURTH of the Company's Certificate of Incorporation if Proposal Two is approved.


     "FOURTH: The total number of shares of all classes of stock which the corporation shall have the authority to issue is NINETY SEVEN MILLION (97,000,000) shares, of which NINETY FIVE MILLION (95,000,000) shares shall be shares of common stock of the par value of $.0033 per share and TWO MILLION (2,000,000) shares shall be shares of Preferred Stock of the par value $.0033 per share. The Preferred Stock may be issued in series and the number, designation, relative rights, preferences and limitations of shares of each series of Preferred Stock $.0033 per share par value shall be fixed by the Board of Directors."

                              NETWOLVES CORPORATION
                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  June 6, 2007

     The undersigned hereby appoints MICHAEL R. ROCQUE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of COMMON STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on June 6, 2007 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

          NOMINEES:
          --------
          To serve in Class I until the Annual Meeting of Shareholders in 2009:

                          Fassil Gabremariam
                          Gerald A. Gagliardi


         [   ]  FOR the nominees listed         [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposal:

     2. Approval of the amendment to our Certificate of Incorporation to increase authorized shares of common stock to 95,000,000, as set forth in the proxy statement.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     3.   Ratification   of   appointment  of  Marcum  &  Kliegman  LLP  as  our
          independent certified public accountants for fiscal 2007.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     4. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE


     SIGNATURE(S)___________________________   ____________________________

     DATED:   ____________, 2007

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  June 6, 2007

     The undersigned hereby appoints MICHAEL R. ROCQUE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES A CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on June 6, 2007 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

          NOMINEES:
          --------
          To serve in Class I until the Annual Meeting of Shareholders in 2009:

                          Fassil Gabremariam
                          Gerald A. Gagliardi


         [   ]  FOR the nominees listed         [   ] WITHHOLD authority to vote

         The Board of Directors recommends a vote FOR the following proposal:

     2. Approval of the amendment to our Certificate of Incorporation to increase authorized shares of common stock to 95,000,000, as set forth in the proxy statement.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     3.   Ratification   of   appointment  of  Marcum  &  Kliegman  LLP  as  our
          independent  certified  public  accountants  for fiscal 2007.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     4. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:   _____________, 2007

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  June 6, 2007

     The undersigned hereby appoints MICHAEL R. ROCQUE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES B CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on June 6, 2007 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

          NOMINEES:
          --------
          To serve in Class I until the Annual Meeting of Shareholders in 2009:

                          Fassil Gabremariam
                          Gerald A. Gagliardi

          [   ]  FOR the nominees listed        [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposal:

     2. Approval of the amendment to our Certificate of Incorporation to increase authorized shares of common stock to 95,000,000, as set forth in the proxy statement.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     3.   Ratification   of   appointment  of  Marcum  &  Kliegman  LLP  as  our
          independent certified public accountants for fiscal 2007.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     4. Upon such other business as may properly come before the meeting or any adjournment thereof.

         PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

         SIGNATURE(S)___________________________   ____________________________

         DATED:   ______________, 2007

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  June 6, 2007

     The undersigned hereby appoints MICHAEL R. ROCQUE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES C CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on June 6, 2007 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

          NOMINEES:
          --------
          To serve in Class I until the Annual Meeting of Shareholders in 2009:

                           Fassil Gabremariam
                           Gerald A. Gagliardi

         [   ]  FOR the nominees listed         [   ] WITHHOLD authority to vote

     The Board of Directors recommends a vote FOR the following proposal:

     2. Approval of the amendment to our Certificate of Incorporation to increase authorized shares of common stock to 95,000,000, as set forth in the proxy statement.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     3.   Ratification   of   appointment  of  Marcum  &  Kliegman  LLP  as  our
          independent  certified  public  accountants  for fiscal 2007.

           FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     4. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:   _____________, 2007